Exhibit 99.2

The Mosaic Company - Summary

	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13
Consolidated data (in millions, except per share)
Diluted net earnings per share	$1.45	$1.17	$1.40	$0.64	$1.19	$1.01	$1.47	$0.81
Foreign Currency Gain/Loss per diluted share (a)	$0.01	$(0.01)	$0.09	$(0.08)	$0.02	$(0.05)	$(0.05)	$0.06
Diluted weighted average # of shares outstanding	447.8	447.9	444.7	426.7	426.7	426.7	427.0	427.1
Total Net Sales	$2,860	$3,083	$3,015	$2,190	$2,821	$2,505	$2,536	$2,241
Gross Margin	$995	$848	$881	$522	$834	$747	$676	$568
Gross Profit Margin (As % of Sales)	35%	28%	29%	24%	30%	30%	27%	25%
SG&A	$112	$101	$101	$91	$117	$112	$103	$90
Foreign Currency Gain/(Loss)	$4	$(6)	$55	$(44)	$12	$(28)	$(17)	$32
Effective Tax Rate(b)	22%	28%	27%	25%	27%	28%	(14%)	24%
Net Income	$649	$526	$624	$273	$507	$429	$629	$345
Net Income margin (As % of Sales)	23%	17%	21%	12%	18%	17%	25%	15%
Total Debt	$833	$825	$1,551	$1,093	$1,053	$1,029	$1,033	$1,073
Cash & cash equivalents	(3,906)	(4,038)	(3,628)	(3,202)	(3,811)	(3,595)	(3,421)	$(3,323)

Net debt	$(3,073)	$(3,213)	$(2,077)	$(2,109)	$(2,758)	$(2,566)	$(2,388)	$(2,250)
Cash flow from operations	$973	$554	$518	$405	$1,229	$339	$322	$371
Cash flow from investments	(359)	(393)	(385)	(405)	(446)	(444)	(396)	$(390)
Cash flow from financing	(69)	(29)	(460)	(480)	(92)	(132)	(103)	$(66)
Effect of exchange rate changes on cash	10	(1)	(83)	54	(82)	21	3	$(13)

Net cash flow	$555	$131	$(410)	$(426)	$609	$(216)	$(174)	$(98)
Cash dividends paid	$(22)	$(22)	$(22)	$(21)	$(53)	$(107)	$(106)	$(107)
Share repurchases	$—	$—	$(1,163)	$—	$—	$—	$—	$—
Operating Earnings
Potash	$469	$402	$358	$234	$464	$416	$316	$216
Phosphates	$370	$333	$432	$190	$224	$208	$245	$197
Corporate (c)	$(14)	$(6)	$8	$(10)	$(17)	$(14)	$(1)	$6
Consolidated Op Earnings	$825	$729	$798	$414	$671	$610	$560	$419
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	2,841	3,158	3,196	2,591	2,890	2,662	2,963	2,642
Realized average DAP price/tonne(e)	$574	$576	$611	$536	$494	$529	$544	$496
Revenue	$1,882	$2,220	$2,179	$1,652	$1,789	$1,561	$1,762	$1,502
Segment Gross Profit	$479	$410	$476	$259	$322	$288	$318	$266
Gross Profit %	25%	18%	22%	16%	18%	18%	18%	18%
Potash
Sales volumes (‘000 tonnes)(f)	2,180	1,820	1,760	1,091	2,049	1,931	1,494	1,771
Realized average MOP price/tonne(e)	$404	$446	$440	$453	$455	$444	$443	$385
Revenue	$982	$873	$839	$553	$1,037	$960	$780	$758
Segment Gross Profit	$516	$444	$394	$270	$514	$459	$355	$308
Gross Profit %	53%	51%	47%	49%	50%	48%	46%	41%

Potash

	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$605	$464	$427	$299	$662	$561	$603	$450
International	377	409	412	254	375	399	177	308

Net Sales	$982	$873	$839	$553	$1,037	$960	$780	$758
Cost of Goods Sold	466	429	445	283	523	501	425	450

Gross Profit	$516	$444	$394	$270	$514	$459	$355	$308
As % of Sales	53%	51%	47%	49%	50%	48%	46%	41%
Resources Taxes	$91	$80	$50	$48	$80	$70	$67	$41
Royalties	17	16	17	17	20	12	15	15

Total Resources Taxes & Royalties	$108	$96	$67	$65	$100	$82	$82	$56

Gross Profit (x Resources Taxes & Royalties)(g)	$624	$540	$461	$335	$614	$541	$437	$364
As % of Sales	64%	62%	55%	61%	59%	56%	56%	48%

Operating Earnings	$469	$402	$358	$234	$464	$416	$316	$216

As % of Sales	48%	46%	43%	42%	45%	43%	40%	29%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$91	$80	$50	$48	$80	$70	$67	$41
Royalties	17	16	17	17	20	12	15	15
Brine Inflow Expenses	41	39	45	59	63	67	60	55
MTM (gain)/loss	(1)	9	15	(4)	18	(34)	2	24
DD&A	55	53	54	58	68	65	72	77

Total costs	$203	$197	$181	$178	$249	$180	$216	$212

Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	919	613	525	291	921	751	839	681
Crop Nutrients International(f)	1,095	1,043	1,055	618	951	1,020	487	927
Non-Agricultural	166	164	180	182	177	160	168	163

Total(f)	2,180	1,820	1,760	1,091	2,049	1,931	1,494	1,771

Production Volumes (‘000 tonnes)
Production Volume	2,183	1,855	1,805	1,818	1,944	1,503	1,765	1,985
Operating rate	95%	81%	78%	79%	85%	65%	76%	78%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(e)(h)	$466	$520	$533	$531	$498	$479	$472	$434
MOP - International(e)	$347	$400	$393	$411	$403	$404	$352	$325
MOP - Average(e)	$404	$446	$440	$453	$455	$444	$443	$385
Potash CAPEX ($ in millions)	$236	$279	$296	$294	$303	$300	$257	$258

Phosphates

	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$638	$630	$648	$604	$672	$556	$648	$624
International	1,244	1,590	1,531	1,048	1,117	1,005	1,114	878

Net Sales	$1,882	$2,220	$2,179	$1,652	$1,789	$1,561	$1,762	$1,502
Cost of Goods Sold	1,403	1,810	1,703	1,393	1,467	1,273	1,445	1,236

Gross Profit	$479	$410	$476	$259	$322	$288	$318	$266
As % of Sales	25%	18%	22%	16%	18%	18%	18%	18%
PhosChem sales of other member	$137	$233	$130	$125	$156	$47	$9	$8
Mosaic Sales (x PhosChem)(i)	$1,745	$1,987	$2,049	$1,527	$1,633	$1,514	$1,753	$1,494
Mosaic COGS (x PhosChem)(i)	1,266	1,577	1,573	1,268	1,311	1,226	1,436	1,228

Gross Profit (x PhosChem)(i)	$479	$410	$476	$259	$322	$288	$318	$266
As % of Sales (x PhosChem)(h)	27%	21%	23%	17%	20%	19%	18%	18%

Segment Operating Earnings	$370	$333	$432	$190	$224	$208	$245	$197

As % of Sales	20%	15%	20%	12%	13%	13%	14%	13%
DD&A	$66	$65	$64	$67	$68	$69	$72	$71
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients
North America(d)	897	864	893	931	1,059	855	983	954
International(d)	962	1,000	994	857	959	603	721	858
Crop Nutrient Blends(j)	558	795	820	489	516	751	809	525
Feed Phosphates	134	152	147	169	153	132	131	135
Other(k)	290	347	342	145	203	321	319	170

Total(d)	2,841	3,158	3,196	2,591	2,890	2,662	2,963	2,642

Production Volumes (‘000 tonnes)
Total tonnes produced(l)	2,093	2,163	2,083	1,954	2,079	1,961	2,075	2,112
Operating rate	86%	89%	86%	81%	86%	81%	86%	87%
Realized prices ( $/tonne)
DAP (FOB plant)(e)	$574	$576	$611	$536	$494	$529	$544	$496
Blends (FOB destination)(j)	$560	$590	$581	$588	$551	$533	$559	$558
Realized costs ($/tonne)
Ammonia (tonne)(m)	$476	$551	$579	$589	$417	$449	$561	$540
Sulfur (long ton)(n)	$197	$232	$237	$228	$200	$196	$190	$181
Average Market prices ($/tonne)
Ammonia (tonne)(o)	$557	$560	$652	$524	$486	$683	$709	$665
Sulfur (long ton)(p)	$197	$220	$220	$204	$175	$176	$165	$157
Natural Gas(q)	$4.2	$4.3	$3.7	$2.8	$2.3	$2.8	$3.4	$3.4
Phosphates CAPEX ($ in millions)	$109	$98	$82	$100	$128	$131	$79	$97

Footnotes

(a)	Calculation for diluted foreign currency gain and loss applies effective tax rate.
(b)	Includes a discrete income tax benefit of approximately $180 million in Q2 FY13.
(c)	Includes elimination of intersegment sales.
(d)	Phosphates volumes represent dry product tonnes. Excludes tonnes sold by PhosChem for its other member.
(e)	FOB Plant, sales to unrelated parties.
(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement through December 31, 2012.
(g)

Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.

(h)	This price excludes industrial and feed sales.
(i)

Excludes PhosChem quarterly sales for its other member, included in our financials. PhosChem is a consolidated subsidiary of Mosaic. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem.

(j)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors.
(k)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.
(l)	Includes crop nutrient dry concentrates and animal feed ingredients.
(m)	Delivered Tampa, Florida. Amounts are representative of our average ammonia costs in cost of goods sold.
(n)	Amounts are representative of our average sulfur cost in cost of goods sold.
(o)	Three point quarterly average (Fertecon).
(p)	Three point quarterly average (Green Markets).
(q)	Three point quarterly average (NYMEX).